UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  Form 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) October 30, 2000


                      Commission file Number 000-27931

                        DESERT HEALTH PRODUCTS, INC.
           (Exact Name of Registrant as Specified in its Charter)



Arizona                                              86-0699108
(State of other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)




8221 East Evans Rd
Scottsdale, Arizona                                  85260
(Address of principal executive offices)             (Zip Code)




                               (480) 951-1941
              (Registrant's Executive Office Telephone Number)
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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

No events to report.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

No events to report.


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

No events to report.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

No events to report.


ITEM 5.   OTHER EVENTS

      On October 23, 2000 the Company announced that it would Spin Off its Royal Phoenix Group of herbal Products. Under the terms of the executed Separation and Distribution Agreement each shareholder of Desert Health will receive shares in the newly formed Royal Phoenix corporation. The distribution of the shares is anticipated to occur no later than December 15, 2000.


ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

No events to report.


ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

1.1  Separation and Distribution Agreement
1.2  October 23, 2000 Press Release announcing the Spin Off.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DESERT HEALTH PRODUCTS, INC.

                                        By: /s/ Johnny Shannon
                                        Johnny Shannon, President


Date:     October 30, 2000